UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2022

Webstar Technology Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 000-56268

Wyoming	37-1780261
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4231 Walnut Bend Jacksonville, Florida 32257	32257
(Address of principal executive offices)	(Zip code)

(904) 312-9681

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement

Settlement Agreement to Compromise Debt

On June 3, 2022, the Company entered into a Settlement Agreement with James Owens, its Chairman and Chief Technology Officer to settle the $1,644,583.34 debt owed to Mr. Owens (comprised of $756, 450 Due to Shareholder and $874, 833.34 accrued salary and related expense on the Company’s Balance Sheet) in exchange for a Convertible Promissory Note in the amount of $1,101,000.00. Additionally, Mr. Owens agreed to forgive the balance owed to him of $543, 583.34 and reduce the salary on his employment contract, effective immediately, to $1.00 per year.

On June 3,2022, the Company issued Mr. Owens a Convertible Promissory Note in the amount of $1,101,000 in accordance with the Settlement Agreement. The maturity date of the note is twenty-four months from the date of issue. The conversion provision states that the note may be converted into Common Stock of the Company at any time beginning three days after issuance of the note and ending on the maturity date, at a conversion rate of $0.01 per share. The note bears interest at the rate of 8 percent per annum.

Item 5.02. Compensatory Arrangements of Certain Officers

Amended Executive Employment Agreement

On June 3, 2022, the Company amended the Executive Employment Agreement of James Owens dated January 2020, changing Mr. Owens’ salary from $350,000 to $1.00 per year.

Cancelation of Stock Option Grant

On June 3, 2022, the Company’s Board of Directors canceled the Stock Option Grant granted to the Company’s CFO on December 9, 2022.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1*	Settlement Agreement to Compromise Debt
10.2*	Convertible Promissory Note
10.3*+	Amended Executive Employment Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed herewith

+Includes management contacts and compensation plans and arrangements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 8, 2022	By:	/s/ Harold E. Hutchins
Harold E. Hutchins
Chief Financial Officer
(principal financial and accounting officer)